                                                                    EXHIBIT 10.1

              AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated effective as of July 8, 2002, is entered into by and among Grant Geophysical, Inc., a Delaware corporation ("Borrower"), Foothill Capital Corporation, a California corporation ("Foothill"), as Agent and as a Lender, and Elliott Associates, L.P., a Delaware limited partnership ("EALP"), as a Lender, as follows:

         WHEREAS, Borrower, EALP and Foothill are parties to that certain Loan and Security Agreement (including any and all amendments, the "Loan Agreement"), dated as of May 11, 1999, as amended by Amendment Number One to Loan and Security Agreement, dated to be effective as of August 13, 1999, by and among Borrower, Foothill and EALP, Amendment Number Two to Loan and Security Agreement, dated to be effective as of September 23, 1999, by and among Borrower, Foothill and EALP, Amendment Number Three to Loan and Security Agreement, dated to be effective as of February 14, 2000, by and among Borrower, Foothill and EALP, Amendment Number Four to Loan and Security Agreement, dated to be effective as of February 7, 2001, by and among Borrower, Foothill and EALP, Amendment Number Five to Loan and Security Agreement, dated to be effective as of March 21, 2001, by and among Borrower, Foothill and EALP, Amendment Number Six to Loan and Security Agreement, dated to be effective as of July 1, 2001, by and among Borrower, Foothill and EALP, and Amendment Number Seven to Loan and Security Agreement, dated to be effective as of May 24, 2002, by and among Borrower, Foothill and EALP;

         WHEREAS, Borrower has requested that certain provisions of the Loan Agreement be amended, so as to provide for the following:

                  (a) an increase in the maximum principal amount of the FCC Supplemental Loan to $19,500,000;

                  (b) the amendment and restatement of the FCC Supplemental Note to reflect the change in the maximum principal amount thereof referenced in (a) above; and

                  (c) the amendment of certain other provisions of the Loan Agreement;

         WHEREAS, subject to the conditions set forth in this Amendment, Borrower, Foothill, and EALP have agreed to amend the Loan Agreement as set forth below;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

         1. DEFINITIONS. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

         2. AMENDMENTS.

         2.01 MODIFICATIONS TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order, such definitions to read in their entirety as follows:

                  ""Applicable Appraisal" means, at any time, the most recent appraisal of the Eligible Equipment delivered to Borrower and Lenders pursuant to Section 4.6 or, with respect to any item of Eligible Equipment not covered by such appraisal, a more recent appraisal of such item of Eligible Equipment delivered to Borrower and Lenders pursuant to Section 4.6."

                  ""Eighth Amendment to Loan and Security Agreement" means that certain Amendment Number Eight to Loan and Security Agreement, dated to be effective as of July 8, 2002, by and among Borrower, Foothill and EALP."

         2.02 AMENDMENT OF SECTION 1.1 OF THE LOAN AGREEMENT. The definitions of the following terms in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

                  ""Eligible Equipment" means all Equipment (a) that is owned by the Borrower or any Designated Subsidiary, (b) is located in the United States or Canada, (c) in the case of Equipment other than Mobile Goods, is located at a location identified on Schedule 6.10, (d) in which Agent has a first-priority, perfected security interest, subject to Permitted Liens, (e) that has been appraised as shown on an Applicable Appraisal or has been acquired or moved to the United States or Canada since the date of the most recent Applicable Appraisal and (f) as to which each representation and warranty contained in Sections 5.1, 5.3 and 5.4 is true and correct."

                 ""Mobile Goods" means Equipment and Inventory as provided in
         Section 9-103(3) of the Code (as in effect prior to July 1, 2001)."

         2.03 AMENDMENT OF SECTION 2.3(b) OF THE LOAN AGREEMENT. Section 2.3(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

         "(b) Prepayment Upon Disposition or Removal of Eligible Equipment. (i) Except as otherwise expressly permitted by Section 7.4 of this Agreement, upon the disposition of any item of Eligible Equipment, Borrower shall, immediately upon such disposition, prepay the FCC Term Loan in an amount equal to the net proceeds of such disposition, regardless of whether such disposition is permitted under Section 7.4 of this Agreement (but without approving any such disposition not otherwise expressly permitted under Section 7.4 of this Agreement); and
         (ii) upon (x) the removal of any item of Eligible Equipment other than Mobile Goods from a location identified on Schedule 6.10 to a location not identified on Schedule 6.10 or (y) the removal of any item of Eligible Equipment constituting Mobile Goods to a location outside the United States and Canada, Borrower shall, no later than the date five Business Days after the end of the month in which such removal took place, prepay the FCC Term Loan in an amount sufficient to cause the outstanding balance of the FCC Term Loan (following such prepayment) to be no greater than two-thirds (2/3) of the sum of:

                       (A) the Forced Liquidation Value of all Eligible
                  Equipment other than Mobile Goods then located at a location identified on Schedule 6.10, plus

                       (B) the net book value of any Eligible Equipment other
                  than Mobile Goods then located at a location identified on
                  Schedule 6.10 but not covered by an Applicable Appraisal, plus

                       (C) the Forced Liquidation Value of all Eligible
                  Equipment constituting Mobile Goods then located in the United States or Canada, plus

                       (D) the net book value of any Eligible Equipment
                  constituting Mobile Goods then located in the United States or Canada but not covered by an Applicable Appraisal.

         Mandatory prepayments shall be applied to installments under the FCC Term Loan in the inverse order of maturity."

         2.04 AMENDMENT AND RESTATEMENT OF SECTION 2.3A OF THE LOAN AGREEMENT. Upon satisfaction of the conditions precedent set forth in Section 3 hereof,
Section 2.3A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          "2.3A  FCC SUPPLEMENTAL LOAN.

         (a) General. Foothill has agreed to make additional loans (each, an "FCC Supplemental Loan") to Borrower in an aggregate principal amount outstanding not to exceed at any time Nineteen Million Five Hundred Thousand Dollars ($19,500,000.00). The unpaid principal balance of the FCC Supplemental Loan and all accrued and unpaid interest thereon shall be due and payable upon the earlier of May 11, 2005, or the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the FCC Supplemental Loan shall constitute Obligations and Foothill Obligations and payment thereof shall be secured by all Collateral in accordance with Section 4 hereof.

         (b) FCC Supplemental Note. The FCC Supplemental Loan shall be evidenced by an amended and restated secured promissory note, dated as of July 8, 2002, in the maximum principal amount of $19,500,000, executed by Borrower, payable to the order of Foothill, the form of which is attached as Exhibit A to the Eighth Amendment to Loan and Security Agreement (together with any and all renewals, extensions and modifications thereof, the "FCC Supplemental Note").

         (c) Procedure for Requesting a Borrowing of an FCC Supplemental Loan. Each Borrowing of an FCC Supplemental Loan shall be made upon Borrower's irrevocable request for such Borrowing, delivered to Foothill and EALP (which notice must be received by Foothill no later than 10:00 a.m. (California time) and which request must be acknowledged by EALP (in writing) on the day prior to the requested Funding Date) specifying (i) the amount of the

Borrowing, which shall not be less than Two Hundred Fifty Thousand Dollars ($250,000) and shall be a multiple of $250,000, and (ii) the requested Funding Date, which shall be a Business Day.

         (d) Making an Advance of an FCC Supplemental Loan. Foothill shall make the amount of the requested Borrowing of an FCC Supplemental Loan available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Borrowing to the Designated Account if and only if, on or before such Funding Date, Agent, for the benefit of the Lender Group, shall have been granted a first priority perfected security interest in a Deposit Account maintained with Foothill, in an aggregate amount not less than the amount of the requested Borrowing and the outstanding principal amount of the FCC Supplemental Loan on such date. Amounts borrowed pursuant to this Section 2.3A may be repaid and, subject to the terms and conditions of this Agreement, re-borrowed at any time during the term of this Agreement.

         (e) Interest Rate. Notwithstanding the provisions of Section 2.6 hereof, the outstanding principal amount of each Borrowing of an FCC Supplemental Loan shall bear interest in accordance with the terms of the FCC Supplemental Note.

         (f) Payments. Interest payable on the FCC Supplemental Loan shall be due and payable, in arrears, in accordance with the terms of the FCC Supplemental Note. Borrower hereby authorizes Agent, at its option, without prior notice to Borrower, to charge such interest and all installments or other payments due under the FCC Supplemental Loan to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances (as defined in the FCC Supplemental Note) under the FCC Supplemental Note. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances under the FCC Supplemental Note.

         (g) Prepayments. Notwithstanding the provisions of Sections 3.6 and 3.7 hereof, the unpaid principal balance of the FCC Supplemental Loan may be prepaid in whole or in part at any time during the term of this Agreement in an amount of not less than $250,000, or the unpaid balance thereof, upon five (5) Business Days' prior written notice by Borrower to Agent and EALP, and no Early Termination Premium shall be applicable to the amount of FCC Supplemental Loan so prepaid.

         (h) Condition Precedent to Borrowing under FCC Supplemental Loan. The following shall be a condition precedent to a Borrowing under the FCC Supplemental Loan hereunder (the failure by Borrower to satisfy such condition shall not, however, constitute a Default or an Event of Default):

                       (i) The Borrower shall have delivered to the Agent (with
                  a copy to EALP), a Compliance Certificate demonstrating in reasonable detail that for each calendar month ending on or after May 31, 2002, and prior to the thirtieth day preceding the date of request for such Borrowing, Borrower's EBITDA for such calendar month, is not less than ninety percent (90%) of the EBITDA projected for such calendar month in the applicable Approved Budget or (ii) EALP shall have waived the condition precedent set forth in the preceding clause (i) as evidenced by the written acknowledgment by EALP of a request by Borrower for a Borrowing of an FCC Supplemental Loan."

         2.05 AMENDMENT OF SECTION 4.6. Section 4.6 is hereby amended by adding the following at the conclusion of Section 4.6:

                  "Agent shall, promptly after Borrower's request and at Borrower's expense, appraise the Forced Liquidation Value of any item of Eligible Equipment not covered by the most recent appraisal of the Eligible Equipment delivered to Borrower and Lenders pursuant to this
         Section 4.6. Agent shall deliver a copy of any appraisal pursuant to this Section 4.6 to the Borrower and the Lenders promptly after the completion thereof."

         2.06 AMENDMENT OF SECTION 6.2 OF THE LOAN AGREEMENT. Section 6.2 of the Loan Agreement is hereby amended by deleting the word "and" in the last line of paragraph 6.2(g), changing paragraph "(h)" to "(i)" and inserting new paragraph 6.2(h) to read in its entirety as follows:

         "(h) on a monthly basis and, in any event, by no later than the 15th day of each month during the term of this Agreement, a list identifying:

                       (x) each item of Eligible Equipment other than Mobile
                  Goods which, during the preceding month, was (i) removed from a location identified on Schedule 6.10 to a location not identified on Schedule 6.10, or (ii) moved to a location identified on Schedule 6.10 from a location not identified on
                  Schedule 6.10;

                       (y) each item of Eligible Equipment constituting Mobile
                  Goods which, during the preceding month, was (i) removed from a location in the United States or Canada to a location outside the United States and Canada or (ii) moved to a location in the United States or Canada from a location outside the United States and Canada; and

                       (z) each item of Eligible Equipment which, during the
                  preceding month was disposed of,

         in each case, with an indication of its net book value as of the end of the preceding month, and."

         2.07 AMENDMENT OF SECTION 17.16(f) OF THE LOAN AGREEMENT. Section 17.16(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) Notwithstanding anything set forth in this Article 17 or anywhere else in this Agreement, the right of EALP to receive proceeds from the foreign accounts receivable previously sold, and to be sold, to EALP under the Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001, as amended, shall not be affected or impaired by reason of any provision of this Agreement."

         2.08 REPLACEMENT OF SCHEDULE C-1 OF THE LOAN AGREEMENT. Schedule C-1 of the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Schedule C-1 to this Amendment, and all references in the Loan Agreement to Schedule C-1, or any information set forth therein, shall hereinafter be deemed to be references to Schedule C-1 as so amended and restated.

         2.09 REPLACEMENT OF SCHEDULE 6.10 OF THE LOAN AGREEMENT. Schedule 6.10 of the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 6.10 to this Amendment, and all references in the Loan Agreement to Schedule 6.10, or any information set forth therein, shall hereinafter be deemed to be references to Schedule 6.10 as so amended and restated.

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon fulfillment of the following conditions, in each case to the satisfaction of Agent and each Lender:

         (a) a counterpart of this Amendment shall be executed by Borrower and delivered to Agent;

         (b) a counterpart of this Amendment shall be executed by EALP and delivered to Agent;

         (c) each of AST, GGC and GGII shall reaffirm its obligations under the Loan Documents to which it is a party, pursuant to an instrument in form and substance satisfactory to Agent;

         (d) Borrower shall execute and deliver to Agent an amended and restated FCC Supplemental Note in the form attached hereto as Exhibit A;

         (e) Agent shall have received a Company Certificate, duly executed by Borrower in form and substance satisfactory to Agent, together with certified resolutions of the Board of Directors of Borrower authorizing the transactions contemplated by this Amendment; and

         (f) Borrower shall pay all fees and expenses required to be paid by Borrower pursuant to Section 7.03 of this Amendment.

         4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to each Lender as follows:

         (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action of Borrower and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable;

         (b) the execution, delivery and performance by Borrower of this Amendment will not violate the articles of incorporation, bylaws or any other agreement to which Borrower is a party or by which the property of Borrower may be bound;

         (c) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim or offset;

         (d) the representations and warranties contained in the Loan Agreement (as amended by this Amendment) and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to only a prior specified date;

         (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended by this Amendment, and all such covenants and agreements are, and shall remain, in full force and effect; and

         (f) no Default or Event of Default is continuing as of the date hereof after giving effect to, nor shall any Default or Event of Default occur as a result of, the execution and delivery hereof, or the Borrower's performance of the obligations herein or under the Loan Agreement, as amended hereby.

         5. RATIFICATIONS.

         5.01 AGREEMENT OF DESIGNATED SUBSIDIARIES. The Designated Subsidiaries hereby join in this Amendment for the purpose of consenting to the terms hereof. The Designated Subsidiaries hereby agree that all terms, covenants and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the Designated Subsidiaries' guaranty of the Obligations of Borrower pursuant to the Subsidiary Guaranties, which Subsidiary Guaranties are hereby acknowledged and reaffirmed with respect to all Obligations of Borrower arising pursuant to the Loan Agreement and other Loan Documents, as amended by this Amendment.

         5.02 AGREEMENTS OF EALP. EALP hereby joins in this Amendment for the purpose of consenting to the terms hereof. EALP hereby agrees, that all terms, covenants and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the subordination provisions set forth at Section 17.16 of the Loan Agreement, as amended by this Amendment, and EALP's guaranty of the Obligations of Borrower (other than the EALP Term Loan) pursuant to the EALP Guaranty, which EALP Guaranty is hereby acknowledged and reaffirmed with respect to all Obligations of Borrower (other than the EALP Term Loan) arising pursuant to the Loan Agreement and the other Loan Documents, as amended and increased by this Amendment.

         5.03 CONTINUATION OF LIENS. Foothill, Borrower and EALP hereby renew and affirm the Liens created and granted in the Loan Documents, including, without limitation, that certain Cash Collateral Account Agreement, dated as of May 24, 2002, among EALP, Foothill and Borrower, and agree that this Amendment shall in no manner affect or impair such Liens securing the Obligations, including the FCC Supplemental Loan, as increased hereby, and that such Liens continue to be valid and subsisting.

         6. CONSENT TO SALE OF AND LIEN ON ADDITIONAL ACCOUNTS Notwithstanding anything to the contrary contained in Sections 7.1, 7.2 and 7.4 of the Loan Agreement or in any other provision of the Loan Agreement, Foothill hereby consents to (i) the sale by Grant Geophysical (Int'l) Inc., a Texas corporation ("GGII"), to EALP pursuant to that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated as of August 3, 2001, as amended to the date hereof, between GGII and EALP (the "Foreign Receivables Agreement") of all current and future billed and unbilled non-Dollar denominated foreign accounts, including, without limitation, all those foreign accounts existing on July 8, 2002 (such sold accounts collectively, the "Foreign Accounts") for the purchase price set forth in Section 4 of the Foreign Receivables Agreement, (ii) the grant of a first priority perfected Lien on the Foreign Accounts, on all books and records pertaining thereto and all Proceeds thereof, for the benefit of EALP to secure obligations relating to the sale of the Foreign Accounts to EALP and all other obligations of GGII and the Designated Affiliates (as defined in the Foreign Receivables Agreement) under the Foreign Receivables Agreement; and (iii) the grant by GGII and each of its Designated Affiliates (as defined in the Foreign Receivables Agreement) of a security interest in and Lien on all currently existing and hereafter acquired or arising Collateral (as set forth on Exhibit A to Amendment No. Five to Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated as July 1, 2001, among EALP, GGII and the Designated Affiliates (as such term is defined therein)) in order to secure the prompt payment and performance by GGII and such Designated Affiliates of their obligations under the Foreign Receivables Agreement.

         7. MISCELLANEOUS.

         7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely upon them.

         7.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other Loan Documents, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Loan Agreement shall mean a reference to the Loan Agreement, as amended by this Amendment.

         7.03 EXPENSES OF AGENT AND LENDERS. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent and each Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Agent's and each Lender's legal counsel, and all costs and expenses incurred by Agent and the Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

         7.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         7.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         7.07 FACSIMILE TRANSMISSION OF SIGNATURES. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

         7.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         7.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         7.10 FINAL AGREEMENT. THE LOAN AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, THE AGENT AND THE LENDERS.

         7.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE, IMPAIR OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF EACH, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT

LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR SUCH LENDER, THE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, OF EACH, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth above.

                              GRANT GEOPHYSICAL, INC.,
                              a Delaware corporation


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender


                              By: /s/ ROBERT BERNIER
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ELLIOTT ASSOCIATES, L.P.
                              a Delaware limited partnership, as a Lender


                              By: /s/ ELLIOTT GREENBERG
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ADVANCED SEISMIC TECHNOLOGY, INC.,
                              a Texas corporation


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              GRANT GEOPHYSICAL DO BRASIL LTDA.,
                              a corporation organized under the laws
                              of the Republic of Brazil, South America


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              GRANT GEOPHYSICAL CORP.,
                              a Texas corporation


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              GRANT GEOPHYSICAL (INT'L) INC.,
                              a Texas corporation


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              PT. GRANT GEOPHYSICAL INDONESIA,
                              a corporation organized under the laws of the Republic of Indonesia


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              SOLID STATE GEOPHYSICAL INC.,
                              a corporation organized under the laws of the Province of Alberta, Canada


                              By: /s/ RICHARD F. MILES
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                  Schedule C-1
                                       To
                           Loan and Security Agreement

Commitments on Effective Date of Eighth Amendment to Loan and Security Agreement

                                                                                        Percent of       Pro Rata
Lender                                    Facility                      Amount           Facility         Share
------                                    --------                      ------           --------         -----
Foothill Capital Corporation              Revolving Facility          $ 8,000,000          100%          18.60465%
Foothill Capital Corporation              FCC Term Loan               $ 8,000,000          100%          18.60465%
Elliott Associates, L.P.                  EALP Term Loan              $ 7,500,000          100%          17.44186%
Foothill Capital Corporation              FCC Supplemental Loan       $19,500,000          100%          45.34884%
                                                                      -----------                        ---------
Total                                                                 $43,000,000                        100%

                                  Schedule 6.10
                                       to
                           Loan and Security Agreement

                       Location of Inventory and Equipment

1.     16850 Park Row
       Houston, Harris County, Texas 77084

2.     7309 Flint Road S.E.
       Calgary, Alberta, Canada T2H 1G3

3.     502 FM 359 South
       Brookshire, Waller County, Texas 77423

                                    EXHIBIT A
          (FORM OF AMENDED AND RESTATED FCC SUPPLEMENTAL NOTE ATTACHED)

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE

$19,500,000.00                                                      July 8, 2002

         FOR VALUE RECEIVED, GRANT GEOPHYSICAL, INC., a Delaware corporation ("Borrower"), promises to pay to the order of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), at its offices at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, or at such other place or places as Foothill may from time to time designate in writing, the principal sum of Nineteen Million Five Hundred Thousand and No/100 Dollars ($19,500,000.00), or so much thereof as shall have been advanced and remain outstanding hereunder, plus interest in the manner and upon the terms and conditions set forth below and in the Loan Agreement referred to below. This Amended and Restated Secured Promissory Note (this "Note") is made pursuant to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, among Borrower, the lending entities from time to time party thereto (together with their respective successors and assigns, the "Lenders"), and Foothill, as agent for the Lenders (the "Agent"), as amended from time to time, the provisions of which are incorporated herein by this reference, and evidences the FCC Supplemental Loan, as defined and described in the Loan Agreement. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0      ADVANCES, SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST;
         PREPAYMENT.

         1.1 The principal amount of this Note may be advanced to Borrower in one or more advances (each, an "Advance") by Foothill, each Advance to be in an amount of not less than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) and a multiple of $250,000, and in accordance with the terms and provisions of the Loan Agreement. Amounts borrowed hereunder may be repaid and, subject to the terms and conditions of the Loan Agreement, re-borrowed at any time during the term hereof.

         1.2 Except to the extent this Note may become due and payable earlier in accordance with the Loan Agreement, this Note shall be due and payable as follows: accrued interest on the unpaid principal balance of this Note from time to time remaining unpaid, shall be due and payable, in arrears, on the first day of each calendar month during the term hereof, and the unpaid principal balance of this Note, together with accrued interest on the principal balance remaining unpaid, shall be due and payable on May 11, 2005.

         1.3 Prepayment may be made under this Note in whole or in part, subject to the provisions of Section 2.3A(g) of the Loan Agreement. Notwithstanding anything herein to the contrary, in the event that the Loan Agreement is terminated by Borrower, by Foothill or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

         1.4 Interest on the unpaid principal balance of this Note shall be computed for each day on the basis of a 360-day year for the actual number of days elapsed, and shall be at the Deposit Rate (as hereinafter defined) for such day; provided, however, upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of five and one-half (5- 1/2) percentage points above the Deposit Rate and shall be payable on demand.

         1.5 (a) "Deposit Rate" means, for any day, (i) the rate of interest per annum (over a year of 360 days) payable on such day on the sums on deposit by EALP with Foothill securing payment of the Advances hereunder as specified in paragraph 2 of that certain Cash Collateral Account Letter Agreement, dated as of May 24, 2002 (the "Cash Collateral Account Letter Agreement") as amended from time to time, among Foothill, EALP and Borrower with respect to the related cash collateral account pursuant to which such sums are on deposit, or (ii) from and after the day that this Note is transferred to EALP pursuant to Section 9.5 of the Loan Agreement, the rate of interest per annum (over a year of 360 days) that would have been payable in accordance with the Cash Collateral Account Letter Agreement on a sum equal to the unpaid balance hereof on such day whether or not such sum is actually on deposit with Foothill.

             (b) The Deposit Rate is not necessarily the lowest rate charged by Foothill. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter in the Deposit Rate. A change in the Deposit Rate shall be effective automatically and immediately on the occurrence of such change.

         1.6 Foothill shall record on its books the principal amount of each Advance hereunder, from time to time. In addition, Foothill is authorized, at its option, to note the date and amount of each payment or prepayment of principal hereof in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

2.0      EVENTS OF DEFAULTS; REMEDIES.

         2.1 The occurrence of an Event of Default under the Loan Agreement shall constitute a default by Borrower under this Note (hereinafter an "Event of Default").

         2.2 Upon the occurrence of any Event of Default hereunder, the Lenders and the Agent shall have all rights and remedies as may be provided under the Loan Agreement and applicable law.

3.0      GENERAL PROVISIONS.

         3.1 Borrower warrants and represents to the Agent and the Lenders that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

         3.2 This Note is secured by the Collateral described in the Loan Agreement.

         3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment, notice of intention to accelerate, notice of acceleration, and all other notices and demands in connection with the enforcement of the Lenders', Foothill's or the Agent's rights hereunder or under the Loan Agreement, except as specifically provided and called for by this Note or the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note or any other Obligation. Any failure of the Lenders or the Agent to exercise any right available hereunder, under the Loan Agreement or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

         3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys' fees and expert witness fees incurred by the Lenders or the Agent, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

         3.5 It is the intent of the parties to comply with applicable usury laws (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum rate permitted by the Applicable Usury Law ("Maximum Interest Rate"), and in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at Foothill's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Foothill from time to time, if and when the effective interest rate on the loan otherwise fall below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

         3.6 Subject to the applicable provisions of the Loan Agreement, Foothill may at any time transfer this Note and Foothill's rights in any or all collateral securing this Note, and Foothill thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

         3.7 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE OF NEW YORK. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE;
(ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iii) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FOOTHILL OR ANY OF FOOTHILL'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN NEW YORK COUNTY, NEW YORK; AND (iv) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FOOTHILL'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FOOTHILL'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         This Note amends, modifies, restates and replaces, but does not extinguish the indebtedness evidenced by, that certain Secured Promissory Note, dated May 24, 2002, executed by Borrower and payable to the order of Foothill in the original stated principal amount of $16,500,000 (the "Prior Note"). All rights, titles, liens, security interests and agreements securing or benefiting the Prior Note are preserved, maintained and carried forward to secure and benefit this Note.

                                       GRANT GEOPHYSICAL, INC.,
                                       a Delaware corporation


                                       By: /s/ RICHARD F. MILES
                                          -------------------------------------
                                          Name:
                                          Title:

                                       "Borrower"

                                       Federal Taxpayer Identification
                                       Number: 76-0548468
                                       Address:
                                       16850 Park Row
                                       Houston, Texas 77084